Exhibit 10.2
ADDENDUM “B”
SIPEX CORPORATION
DISTRIBUTOR AGREEMENT
As per the provisions of the Distributor Agreement between SIPEX CORPORATION and FUTURE ELECTRONICS INC. dated July 1,1993 the Authorized Distributor Agreement between the above captioned parties is hereby amended to include the following:
This amendment authorizes the following locations of Future Electronics to sell products manufactured by SIPEX CORPORATION.
Worldwide
(Schedule of location attached)
All other terms and conditions to the Distributor Agreement dated July 1, 1993, between Future Electronics and Sipex Corporation shall remain unchanged.

FUTURE ELECTRONICS		SIPEX CORPORATION

BY:	/s/ Sam Abrams	BY:	/s/ Walid Maghribi

Sam Abrams		Walid Maghribi

	(Printed Name)		(Printed Name)
TITLE: Executive Vice President		TITLE: President & CEO
DATE: August 26, 2003		DATE: 8|29|03

SCHEDULE “A”
WORLDWIDE
“America”

City	State/Province	Country

[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	Canada
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.

INITIAL:	/s/ SA	/s/ Walid Maghribi
	FUTURE	SUPPLIER

[†] Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

SCHEDULE “A”
WORLDWIDE
“America”

City	State/Province	Country

[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.

[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]	[†]	U.S.A.
[†]		[†]
[†]		[†]
[†]		[†]
[†]		[†]
[†]		[†]
[†]		[†]
[†]		[†]

INITIAL:	/s/ SA	/s/ Walid Maghribi
	FUTURE	SUPPLIER

[†] Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

SCHEDULE “A”
WORLDWIDE
“America”
“Europe”

City	Country

[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]

INITIAL:	/s/ SA	/s/ Walid Maghribi
	FUTURE	SUPPLIER

[†] Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

SCHEDULE “A”
WORLDWIDE
“America”
“Asia”

City	Country

[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]

INITIAL:	/s/ SA	/s/ Walid Maghribi
	FUTURE	SUPPLIER

[†] Information redacted pursuant to a confidential treatment request by Sipex Corporation under 17 CFR §§ 200.80(b)(4) and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

16